UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 3, 2017

MICHAEL KORS HOLDINGS LIMITED
(Exact name of Registrant as Specified in its Charter)

001-35368
(Commission File Number)

British Virgin Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
33 Kingsway
London, United Kingdom
WC2B 6UF
(Address of Principal Executive Offices)
44 207 632 8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On August 8, 2017, Michael Kors Holdings Limited (the “Company”) issued a press release containing its unaudited financial results for its first fiscal quarter ended July 1, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
At the 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) of the Company held on August 3, 2017, shareholders were asked to vote with respect to the four proposals listed below. A total of 120,735,673 votes were cast (representing 77.48% of the total shares outstanding on the record date) as follows:
Proposal No. 1 (Election of Directors) - Each of the three Class III directors nominated for election at the 2017 Annual Meeting was elected to serve until the Company’s annual meeting of shareholders in 2020 and until the election and qualification of their respective successors in office by the number of votes set forth below:

NAME	NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John D. Idol	111,824,218	98,876,223	6,929,602	6,018,393	8,911,455
Robin Freestone	111,824,218	109,383,121	2,324,653	116,444	8,911,455
Ann Korologos	111,824,218	104,697,874	7,010,157	116,187	8,911,455
Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm) - The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018 was approved by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
120,735,673	116,226,723	1,165,587	3,343,363	0
Proposal No. 3 (Say on Pay) - The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
111,824,218	104,865,141	4,946,877	2,012,200	8,911,455

Proposal No. 4 (Clean Energy Resolution) - The shareholder proposal to approve the Clean Energy Resolution as described in the proxy statement did not receive the requisite approval of a simple majority of the ordinary shares entitled to vote that were present at the Annual Meeting and voted as set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
111,824,218	44,042,376	67,254,864	526,978	8,911,455

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.
99.1	Press release issued by Michael Kors Holdings Limited, dated August 8, 2017.
Exhibit 99.1 is furnished to comply with Item 2.02 and Item 9.01 of Form 8-K. Exhibit 99.1 is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICHAEL KORS HOLDINGS LIMITED
Date: August 8, 2017
	By:	/s/ Thomas J. Edwards, Jr.
	Name:	Thomas J. Edwards, Jr.
	Title:	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer